Investor Presentation First Quarter 2017 © Copyright Global Eagle Entertainment Inc. 2016 All Rights Reserved. Proprietary and Confidential. Exhibit 99.1

We make forward-looking statements in this presentation within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our ability to achieve synergies from the EMC acquisition, the expected initial equity investment by Shareco Group of America, Inc. (“Shareco America”) and the negotiation of definitive documentation relating to potential additional purchases of the Company’s common stock by Shareco America and the potential formation of a joint venture between the Company and Beijing Shareco Technologies, Co., Ltd., our expected performance under our agreement with Southwest Airlines Co. and our ability to achieve the benefits therefrom, future financial or business performance or strategies, and the future performance of the connectivity and content markets. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made (which is January 11, 2016), and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our third quarter earnings release, furnished on Form 8-K, our most recent quarterly reports filed on Form 10-Q, and our most recent annual report filed on Form 10-K, and in particular any discussion of risk factors or forward-looking statements therein, which are available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation or that you may hear during this presentation. Safe Harbor Statement Introduction

Introduction © Copyright Global Eagle Entertainment Inc. 2016 All Rights Reserved. Proprietary and Confidential.

Connectivity and Content to Satellite-based Mobility Markets

Introduction

MEDIA & CONTENT

~50% *of revenue**

AVIATION CONNECTIVITY

~22% *of revenue**

MARITIME & LAND CONNECTIVITY

~28% *of revenue**

FULLY INTEGRATED ACROSS AIR, SEA & LAND

1,500+
employees

50+
offices on 6 continents

49
satellites

30+
patents

31
teleports

** Pro Forma LTM revenue as of 9/30/16*

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Delivering Seamless Connectivity Across Verticals Introduction Multi-cast transport drives the most efficient delivery of content and Mbps available today Only service provider with the capability to deliver Internet, 3G, SVOD, TVOD and live TV everywhere Industry’s first fully integrated, mobility platform to deliver live TV, Video on Demand, Voice, Internet and 3G (mobile) on ONE optimized platform

Addressable Customer Base Core Capabilities Customer Markets Large Addressable Market Introduction Commercial Aviation Cruise Yachts UN / NGO Telco Business Jet 21,000 Aircraft 158,000 Cabins 130,000 Ships 13,000 Yachts Remote Telcos Humanitarian campaigns Content Films and TV Shows Live TV Video-on-Demand Games, Apps, etc. Connectivity Broadband Internet Compression / Bandwidth Optimization Cellular Voice / Data Remote Backhaul Mission Critical Services Operational Data Additional Bandwidth Services Equipment 28,000 Aircraft Shipping / O&G __________________________ Source: Company presentations. (1) Includes 121,000 commercial ships and 8,500 off-shore rigs. (1) Global Eagle Entertainment

Diversified and Balanced Revenue Mix Introduction Balanced Revenue Mix Diversified Connectivity Service Geographic Revenue Diversity Annual growth in the aviation & maritime markets: Aviation connectivity market expected to grow at 20% Content market expected to grow at 8-10% Maritime market expected to grow at 10-15% Only one customer represents over 5% of expected 2016 revenue

GEE Ku Network EMC Ku Network Ku Network Overlap C-Band Coverage Scale and Global Satellite Coverage Introduction

SG&A Merge G&A and systems Streamline sales & marketing operations Revenue Synergies Consolidate and integrate services Cross-sell content and value-added services Teleport and Network Operations Consolidate capacity into EMC’s teleports Reduce network POPs, NOCs, MPLS backbone Satellite Bandwidth Savings Purchasing power enables stronger contracts Savings from new and legacy contract renewals Cost and Revenue Synergies in EMC Transaction Introduction Expected Cost Synergy Realization Dollars in Millions

Media & Content © Copyright Global Eagle Entertainment Inc. 2016 All Rights Reserved. Proprietary and Confidential.

Deep Relationships with Studios and Airlines Media & Content Studio Content In-Flight Distribution Rights Independents International Studios (Asia, Bollywood, Europe, Middle East, French, Latino) Formatting and Post-Production Work Games/Apps

Curated, live channels Tailored programming & common experience across Ku and Ka aircraft Network Programming Virtual Networks Special Events Television and Event Licensing Capabilities Media & Content

Advertisers and sponsors are growing sources of revenue Seat-back screens Live television User portal Shopping / Retail Portal experience enables various types of advertising: digital ads, video ads and “virtual live channels” Targets digital, broadcast, and OOH advertising budgets Partnerships with Delta, American, flydubai, Etihad, Norwegian, and SWA et al. New Revenue from Ads and Sponsorships Media & Content Virtually untapped advertising opportunities with highly captive audience

Digital Media Products Media & Content Airtime Content-to-Go Airtime IFE Mobile app downloaded to passengers' devices, enabling a personalized infotainment experience. Airlines can deploy IFE without any onboard hardware. Live Television GEE licenses all content, acquires the signal, processes the media and delivers live television to each aircraft. GEE was the first to deliver IPTV to airlines. Entice Hardware and software solution for streaming content securely to passengers’ devices. Enables airlines to deliver a feature rich unique experience to passengers. Features up to 10,000 hours of movie and TV content streamed to passengers’ own devices, as well as music and games.

Aviation Connectivity © Copyright Global Eagle Entertainment Inc. 2016 All Rights Reserved. Proprietary and Confidential.

Where We Are Today Aviation Connectivity

Representative Customers Aviation Connectivity (Trial) (Trial)

GEE Provides Differentiated Connectivity Systems Aviation Connectivity First globally deployed fleet with Ku-band in-flight connectivity Global partnership with SES provides worldwide Ku-band coverage Ku High Throughput Satellite (HTS) compatibility, when available New global Ku antenna under development provides highly efficient operability at all latitudes, including equatorial World-class network operations center (NOC) Flexible business model with airlines – both B2B and B2C – providing them greater control over passenger experience Frequency and vendor agnostic GEE owns IP and related technology Ground Stations Equipped Aircraft Ku Satellite TCP IP & UDP IPoS Link Internet TCP IP & UDP IPoS Link Customer Service Aircraft Maintenance/ IFE Management Billing System Network Operations Center - Chicago, IL

Southwest Contract Extension Aviation Connectivity GEE and Southwest (“SWA”) have entered into new contract, extending term from 2020 to 2025 GEE’s fleet at SWA is largest satellite Wi-Fi equipped fleet in the world and growing New capacity and patented technology for industry-leading passenger experience Adoption of GEE’s next-generation portal platform and other new services New agreement limits downside risk and allows competition for future aircraft Change in revenue model From 3Q 2017, model transitions to predictable monthly recurring charge per aircraft Includes both Wi-Fi and television services Upside from additional engineering services, hardware, and advertising Preserves GEE economics for the foreseeable future

Exclusive IFEC, Hardware and Services Agreement

Aviation Connectivity

Shareco Overview

Shareco is a Beijing-based company that has developed and implemented an established advertising and passenger monetization model:

- Exclusive provider of e-commerce, games, content
- Advertising solutions to numerous airlines within and out of HNA's fleet, including Hainan Airlines, Beijing Capital Airlines, Yangtze River Express, Tianjin Airlines and Okay Airways, among others.
- GEE will sell equipment, including antennas, network services and engineering and product support directly to the JV

Shareco currently provides innovative tablet-based IFEC services to over 300 aircraft.

The company is affiliated with HNA Group, a Fortune Global 500 corporation based in China with a proven track-record of acquisitions and investments in the aviation and travel industries.

Strategic alliance and investment agreement will be accomplished through an initial equity investment by Shareco and plan to subsequently negotiate in good faith to form of an IFEC joint venture

Phase 1:



Shareco
9.9% stake
in GEE common stock
Primary Investment
at $11.00/Share
GEE
Primary Investment:
~$103MM

Phase 2:



Shareco
Up to 34.9% stake in
GEE common stock*
Secondary
Offering at
$11.00/Share
Primary
Investment at
$11.00/Share
Joint
Venture
GEE
Shareholders
GEE
Primary Investment:
up to $150MM
Secondary Offering:
~$163MM

Page 20

Space Segment Ground Infrastructure Aircraft Terminals Customer Delivery Ku/Ku-HTS Network Leased and owned transponders Turn-key platform Authentication Transactions Advertising/offers Video/TV Ku/Ku-HTS Band Transport Gateways Teleport Infrastructure MPLS Circuits Network Access & Firewalls Traffic & NAT Routers Public Internet Gateway GSAA Ku band Ku aperture/RF SMU (Server) MDU (Dual-modem) Common form/fit CWAPs (802.11n/ac) Content Management User Interface Service Analytics Traffic analysis Bandwidth fairness Operations data Operations analytics Inventory tracking GEE End-to-End Network Management Aviation Connectivity Ku Band

Connected Aircraft

Aviation Connectivity

Connected aircraft drives revenue for GEE masFlight and navAero

Source data from avionics & EFBs



- ✓ ARINC 429/717 data streams
- ✓ Now incorporating data from GEE SMU
- ✓ navAero UAID now capable of data streaming

Transmit via IFC, cell & WiFi links



- ✓ Fork data by priority – requires onboard logic
- ✓ Send high-priority data via IFC + SMU stream
- ✓ navAero vQAR solution for lower priority data

Load and analyze data in the cloud

Real-time data



Historical data

- ✓ Real-time data ingestion into masFlight
- ✓ Combine with other masFlight data sources
- ✓ Structure and analyze to power applications

Deliver unique value via solutions



Page 22

Maritime & Land Connectivity © Copyright Global Eagle Entertainment Inc. 2016 All Rights Reserved. Proprietary and Confidential.

Products include VoIP, internet, media content and GSM Internet connectivity, Live TV, Cellular, and stored media content Connectivity to meet mission-critical communication needs Mission Critical Connectivity Crew Welfare (entertainment, connection to family/friends) Passenger Connectivity & Content Products Focus on Three Main Areas Maritime & Land Connectivity VSAT Terminals Forecast Number of Active Terminals __________________________ Source: Euroconsult

Representative Customers Maritime & Land Connectivity

Triple Play Customer Portal Maritime & Land Connectivity Full portfolio of services for live TV, SVOD, TVOD and 3G Access to linear TV, SVOD, TVOD, VoIP and 3G services Seamless end-user interface on any device, online or by using the app Devices include phone, tablet, laptop, computer or kiosk Leverages proprietary software – successfully implemented today Bundled packages and direct billing Usage meters   Access to support and educational marketing Triple Play Customer Portal Live TV Streaming Video on Demand 3G Services Broadband Internet

Maritime & Land Connectivity Joint venture between GEE (49%) and AT&T (51%) Leader in global cellular roaming services to off-shore vessels ~58% market share in the cruise segment High penetration, 500+ roaming agreements in place Large barriers to entry given requirement for a global network and access to critical agreements with key carriers Global cellular roaming services, estimated cruise segment market share Source: GEE management and analysis Wireless Maritime Services (WMS) JV WMS Overview

Financials © Copyright Global Eagle Entertainment Inc. 2016 All Rights Reserved. Proprietary and Confidential.

Established track record of successful integration and synergy realization Completed 10 acquisitions including merger of Row 44 and AIA Successfully entered new market segments through M&A Deep management experience with global integrations Established History of Growth via M&A Financials Capabilities Acquired In-flight connectivity Media licensing Content processing Custom programming Capabilities Acquired Content solutions International licensing Capabilities Acquired Advertising Inflight gaming Operational data Cloud analytics Electronic flight bags Capabilities Acquired Connectivity solutions Scale Distribution platform Maritime expertise Certain Assets from Ops Solutions Maritime 2014 2016 2015 2013 Entering New Markets Expanding Market Share and Core Opportunities

Revenue Growth and Expanding Margins Financials * See Appendix A and Appendix B for the definition of Adjusted EBITDA and a reconciliation to Net Income **Consensus Source: Bloomberg as of 1/3/17 Revenue Adjusted EBITDA* Dollars in Millions Dollars in Millions Note: Net Income of -$114.9 (2013), -$54.8 (2014) and -$2.1 (2015)

Balance Sheet and Capital Structure Financials (1) Rate may fluctuate based on 1st lien net leverage between L+550 and L+600 Note: Phase 1 adds ~$103MM in cash, and Phase 2 assumes $150mm proceeds would be used to fund GEE’s stake in China JV (up to 49%) (1) GEE As of 6/30/16 Issued for EMC Transaction Post Transaction Vested Unvested Vested Unvested Vested Unvested Total Debt Details Full Year GEE + 5mo EMC Guidance Common Stock 78,062,735 0 5,641,886 0 83,704,621 0 83704621 (dollars in millions) Options 2,894,098 3,199,569 0 ,520,700 2,894,098 3,720,269 6614367 Revenue Adjusted EBITDA* RSUs 3,950 ,649,108 0 ,346,950 3,950 ,996,058 1000008 Total Balance GEE $470 $490 $57 $65 Public SPAC Warrants 6,173,000 0 0 0 6,173,000 0 6173000 Revolver $75,500,000 $28,000,000 EMC 75 85 23 27 Pre SPAC Warrants 1,166,874.1534259967 0 0 0 1,166,874.1534259967 0 1166874.1534259967 1st Lien Term 265320000 0 Total $545 $575 $80 $92 Total Shares 88300657.153425992 3848677 5641886 867650 93942543.153425992 4716327 98658870.153425992 2nd Lien Term 92000000 0 Total Debt Assumed $,432,820,000 $28,000,000 Post Transaction Equity (shares in millions) Balance Sheet Items GEE As of 9/30/16 Sapphire Transaction Post Transaction (dollars in millions) Vested Unvested Vested Unvested Vested Unvested Closed Refinancing Interest Common Stock 85.1 0 9.4 0 94.5 0 Amount Outstanding Rate Options 3.2 3.6 0 0 3.2 3.6 Revolver ($85MM capacity) $0 L + 6.00% RSUs 3.9500000000000004E-3 0.9 0 0 3.9500000000000004E-3 0.9 1st Lien Term 500 L + 6.00% Legacy Row 44 Warrants 1.1668741534259968 0 0 0 1.1668741534259968 0 Convertible Notes 83 2.75E-2 Total Debt $583 9.9 85065 9405 94470 100 9.955541441727532 GEE As of 6/30/16 Issued for EMC Transaction Post Transaction Vested Unvested Vested Unvested Vested Unvested Total Debt Details Full Year GEE + 5mo EMC Guidance Common Stock 78,062,735 0 5,641,886 0 83,704,621 0 83704621 (dollars in millions) Options 2,894,098 3,199,569 0 ,520,700 2,894,098 3,720,269 6614367 Current Revenue Adjusted EBITDA* RSUs 3,950 ,649,108 0 ,346,950 3,950 ,996,058 1000008 Total Balance Interest Rate GEE $470 $490 $57 $65 Public SPAC Warrants 6,173,000 0 0 0 6,173,000 0 6173000 Revolver $75,500,000 $28,000,000 5.75% EMC 75 85 23 27 Pre SPAC Warrants 1,166,874.1534259967 0 0 0 1,166,874.1534259967 0 1166874.1534259967 1st Lien Term 265320000 0 6.75% Total $545 $575 $80 $92 Total Shares 88300657.153425992 3848677 5641886 867650 93942543.153425992 4716327 98658870.153425992 2nd Lien Term 92000000 0 0.10625 Total Debt Assumed $,432,820,000 $28,000,000 7.399% Post Shareco Transaction Equity (shares in millions) Phase 1 Phase 2 Post Transaction Debt GEE As of 9/30/16 Transaction Post Transaction Transaction Post Transaction (dollars in millions) Vested Unvested Total Vested Unvested Total Vested Unvested Principal Amt Available Current Common Stock 85.3 0 9.4 94.7 0 13.6 108.3 0 Outstanding at 7/27/16 Interest Rate Options 3.2 3.6 0 3.2 3.6 0 3.2 3.6 New Revolver $29 $47 L + 5.75% RSUs 3.9500000000000004E-3 1.6 0 3.9500000000000004E-3 1.6 0 3.9500000000000004E-3 1.6 1st Lien Term 265.32 0 L + 5.75% Public SPAC Warrants 6.173 0 0 6.173 0 0 6.173 0 2nd Lien Term 92 0 L + 9.625% Legacy Row 44 Warrants 1.1668741534259968 0 0 1.1668741534259968 0 0 1.1668741534259968 0 Convertible Note 83 0 2.75E-2 Total Debt $469.32 Approx. Cash at Closing $100 Net Debt $369.32 9.9 85065 9405 94470 100 9.955541441727532

Definition of Adjusted EBITDA Appendix A To supplement our financials, which are prepared and presented in accordance with generally accepted accounting principles, or GAAP, we present Adjusted EBITDA, which is a non-GAAP financial measure, as a measure of our performance. The presentation of Adjusted EBITDA is not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of our cash flows or liquidity. For more information on this non-GAAP financial measure, please see the table entitled “Net Income to Adjusted EBITDA Reconciliation” at the end of this presentation. Adjusted EBITDA is one of the primary measures used by our management and board of directors to understand and evaluate our financial performance and operating trends, including period to period comparisons, to prepare and approve our annual budget and to develop short and long term operational plans. Additionally, Adjusted EBITDA is one of the primary measures used by the compensation committee of our board of directors to establish the funding targets for our annual bonus pool for our employees and executives. We believe our presentation of Adjusted EBITDA is useful to investors both because it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements. We define Adjusted EBITDA as net income (loss) attributable to common stockholders before, when applicable, net income (loss) attributable to non-controlling interests, income tax expense (benefit), other (income) expense, depreciation and amortization, as further adjusted to eliminate the impact of, when applicable, stock-based compensation, acquisition and realignment costs, restructuring charges, foreign exchange gain (loss) on intercompany loans and any gains or losses on certain asset sales or dispositions. Other income (expense), acquisition and realignment costs and restructuring charges include such items, when applicable, as (a) non-cash GAAP purchase accounting adjustments for certain deferred revenue and costs, (b) legal, accounting and other professional fees directly attributable to acquisition activity, (c) employee severance payments and third party professional fees directly attributable to acquisition or corporate realignment activities, (d) legal settlements or reserves for legal settlements in the period that pertain to matters existing at acquired companies, (e) changes in the fair value of our derivative financial instruments, (f) interest expense associated with our debt and (g) any restructuring charges in the period pursuant to our integration plan announced on September 23, 2014. Management does not consider these costs to be indicative of our core operating results.

Net Income to Adjusted EBITDA Reconciliation Appendix B Dollars in Millions 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Net Income (27.0) (13.1) (5.6) (69.2) (26.3) 12.0 (15.5) (25.0) (3.4) 13.0 (6.9) (4.8) NI Attributable to Non-Controlling Interests - 0.1 0.2 - 0.2 - - - - - - - Income Tax - 0.6 1.2 - 1.3 0.8 1.5 4.6 (0.7) 1.3 0.2 0.7 Other Income (Expense) 4.8 5.0 (1.7) 60.1 15.9 (20.3) 7.1 11.2 0.1 (13.8) 3.2 2.1 Depreciation and Amortization 4.7 7.0 8.7 11.0 9.4 8.3 8.3 8.4 8.2 8.2 9.5 10.7 Stock-based Compensation 1.6 0.9 (0.6) 1.1 2.6 2.0 1.9 1.6 2.6 1.6 2.1 2.0 Acquisition and Realignment Costs 12.2 1.4 3.2 5.5 2.1 3.6 3.0 8.0 1.2 2.0 5.8 4.7 Restructuring Charges - - - - - - 2.6 1.6 0.3 - 0.1 0.1 F/X Gain (Loss) on Intercompany Loan 1.4 (0.5) (0.8) - - - - - - - - - Adjusted EBITDA $(0.5) $1.2 $4.5 $8.6 $5.1 $6.5 $8.8 $10.4 $8.2 $12.2 $14.1 $15.5 Note: Numbers may not add due to rounding